SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  MARCH 1, 2004


                         ENTERTAINMENT PROPERTIES TRUST
                         ------------------------------
               (Exact name of company as specified in its charter)


        MARYLAND                        1-13561                  43-1790877
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission file number)       (IRS Employer
    of incorporation)                                     Identification Number)

          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

This amendment is being filed to correct the inadvertent duplicate filing of the Oakville Entertainment Centrum Agreement (as Exhibits 10.2 and 10.10) and the omission of the Registration Rights Agreement (as Exhibit 10.10) in our current report on Form 8-K filed with the Securities and Exchange Commission on March 15, 2004 (the "Form 8-K"). Exhibit 10.10 being filed herewith replaces Exhibit
10.10 filed with the Form 8-K.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

For a description of the registration rights of the Sellers (defined in the Form 8-K), see the Registration Rights Agreement attached hereto as Exhibit 10.10.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

         10.10 Registration Rights Agreement dated February 24, 2004 between 2041197 Ontario Ltd. and Entertainment Properties Trust, Whitby Centrum Limited Partnership, Oakville Centrum Limited Partnership, Kanata Centrum Limited Partnership and Courtney Square Limited Partnership

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Entertainment Properties Trust



Date: March 16, 2004                         By:   /S/ FRED L. KENNON
                                                -----------------------------
                                                Fred L. Kennon
                                                Vice President, Treasurer and
                                                Chief Financial Officer